UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2013

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements

Approval of the SanDisk Corporation 2013 Incentive Plan

At the 2013 Annual Meeting of Stockholders of SanDisk Corporation (the “Registrant”) held on June 12, 2013 (the “Annual Meeting”), the stockholders of the Registrant approved the SanDisk Corporation 2013 Incentive Plan (the “Plan”), to take effect on June 13, 2013, the day after the Annual Meeting. The 2013 Plan had previously been adopted by the Registrant’s Board of Directors (the “Board”) subject to stockholder approval. The following description of the 2013 Plan is a summary only and is qualified in its entirety by reference to the full text of the 2013 Plan, which is included as Annex A to the Registrant’s definitive proxy statement for the Annual Meeting and is incorporated herein by reference. The 2013 Plan consists of two separate incentive programs: (i) the Discretionary Grant Program under which eligible individuals may be granted options to purchase shares of the Registrant’s common stock (“Common Stock”) at the fair market value per share of the Common Stock on the grant date or stock appreciation rights with a base price equal to the fair market value of the Common Stock on the grant date, and (ii) the Stock Issuance and Cash Bonus Program under which eligible persons may be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share‑based awards which vest upon completion of a designated service period or the attainment of pre‑established performance milestones, as well as cash award opportunities where the grant, vesting or payment of such cash awards may depend on the degree of achievement of one or more performance goals relative to a pre‑established targeted level or levels using one or more of the criteria set forth in the 2013 Plan. Participation in the Discretionary Grant and Stock Issuance and Cash Bonus Programs is limited to employees of the Registrant and its subsidiaries, non‑employee members of the Board (“Non‑Employee Directors”) or the board of directors of any subsidiary of the Registrant, and consultants and other independent advisors in the service of the Registrant or any subsidiary.

Subject to adjustment in the event of stock splits, stock dividends and similar transactions, 20,000,000 shares of Common Stock have been initially reserved for issuance over the term of the 2013 Plan. The share reserve may be increased by up to an additional 10,000,000 shares of Common Stock to the extent any options outstanding under the Registrant’s Amended and Restated 2005 Incentive Plan, as amended (the “2005 Plan”), the Registrant’s 1995 Stock Option Plan or the Registrant’s 1995 Non‑Employee Directors Stock Option Plan at the time of the Annual Meeting subsequently expire or terminate unexercised. No participant in the 2013 Plan may receive option grants, stand‑alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other share‑based awards for more than 1,000,000 shares of Common Stock in the aggregate in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. No non‑employee member of the Board may receive option grants, stand‑alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other share‑based awards for more than 150,000 shares of Common Stock in the aggregate in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. In addition, the aggregate amount of compensation that may paid to any one participant in the 2013 Plan in respect of all performance‑based awards under the Stock Issuance and Cash Bonus Program payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed ten million dollars ($10,000,000). The Compensation Committee of the Board (the “Compensation Committee”) has sole and exclusive authority to administer the Discretionary Grant Program and Stock Issuance and Cash Bonus Program with respect to Section 16 officers of the Registrant. Administration of the Discretionary Grant Program

and Stock Issuance and Cash Bonus Program with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a secondary Board committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants, stock appreciation rights, stock issuances or other share‑based awards for members of the Compensation Committee must be authorized by a disinterested majority of the Board. Furthermore, the authority to grant options pursuant to the Discretionary Grant Program with respect to employees other than Section 16 officers may, at the Board’s discretion, be vested in a secondary executive committee to the extent permitted by Section 157(c) of the Delaware General Corporation Law.

Adoption of the SanDisk Corporation Non‑Employee Director Compensation Policy

In connection with the stockholders’ approval of the 2013 Plan, which provides that Non‑Employee Directors shall be granted awards pursuant to the Discretionary Grant Program and/or the Stock Issuance and Cash Bonus Program and in accordance with the terms of a written policy adopted by the Registrant regarding the compensation of Non‑Employee Directors, the Board adopted a Non‑Employee Director Compensation Policy (“Policy”), to take effect on June 13, 2013, which sets forth the terms upon which Non‑Employee Directors will be compensated for their service on the Board. Under the terms of the Policy, Non‑Employee Directors will receive a cash retainer for general availability and participation in meetings and conference calls of the Board and its committees, as applicable, in quarterly installments, with additional retainer amounts payable to members of Board committees, as well as the chairs of the Board and each of the Board committees. In addition, each Non‑Employee Director who has been elected or reelected at each annual meeting of stockholders of the Registrant shall be granted an option to purchase 6,250 shares of Common Stock and a restricted stock unit for a number of shares of Common Stock determined by dividing $125,000 by the average closing price per share of Common Stock on NASDAQ for the five (5) trading days ended on, and including, the grant date. Non‑Employee Directors who are newly elected or appointed to the Board will be awarded cash and equity retainers as described above but pro‑rated for the duration of such Non‑Employee Director’s term until the next annual meeting of stockholders. The foregoing description of the Policy is a summary only and is qualified in its entirety by reference to the full text of the Policy, which is filed as an exhibit to this Form 8‑K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2013, SanDisk Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders. The final results for each of the matters submitted to the stockholders at the 2013 Annual Meeting of Stockholders are set forth below:

Proposal 1. Election of Directors. The Company’s stockholders elected the following 8 individuals for the ensuing year and until his or her respective successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Michael E. Marks	173,068,504	13,410,168	614,472	21,477,127
Kevin DeNuccio	172,619,593	13,857,863	615,688	21,477,127
Irwin Federman	152,511,926	33,963,719	617,499	21,477,127
Steven J. Gomo	173,326,383	13,151,171	615,590	21,477,127
Eddy W. Hartenstein	172,185,972	14,293,974	613,198	21,477,127
Dr. Chenming Hu	170,194,804	16,285,388	612,952	21,477,127
Catherine P. Lego	176,759,390	9,721,606	612,148	21,477,127
Sanjay Mehrotra	178,028,650	8,430,466	634,028	21,477,127

Proposal 2. Approve the SanDisk Corporation 2013 Incentive Plan and the initial reservation of 20,000,000 shares of the Company’s common stock to be issued under the 2013 Incentive Plan. The Company’s stockholders approved the 2013 Incentive Plan and the initial reservation of 20,000,000 shares of the Company’s common stock to be issued under the 2013 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
173,200,946	13,240,645	651,553	21,477,127

Proposal 3. Ratification of the Appointment of Independent Registered Public Accounting Firm For the Fiscal Year Ending December 29, 2013. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2013.

For	Against	Abstain
203,700,859	3,129,799	1,739,613

Proposal 4. Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers. The Company’s stockholders passed the advisory resolution to approve the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
178,136,028	8,278,959	678,157	21,477,127

No other matters were submitted for stockholder action.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document
99.1	SanDisk Corporation 2013 Incentive Plan (incorporated by reference to Annex A of the Registrant’s definitive proxy statement (Commission File No. 000-26734), filed on April 26, 2013).
99.2	SanDisk Corporation Non-Employee Director Compensation Policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2013
SANDISK CORPORATION
		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	SanDisk Corporation 2013 Incentive Plan (incorporated by reference to Annex A of the Registrant’s definitive proxy statement (Commission File No. 000-26734), filed on April 26, 2013).
99.2	SanDisk Corporation Non-Employee Director Compensation Policy.